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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 13, 2004


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF JULY 1, 2004, PROVIDING FOR THE ISSUANCE OF
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-WMC2)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
             (Exact name of registrant as specified in its charter)
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
               Delaware                             333-106982-35                             06-1204982
               --------                             -------------                             ----------
    (State or Other Jurisdiction of                  (Commission                           (I.R.S. Employer
            Incorporation)                           File Number)                       Identification Number)

      1285 Avenue of the Americas
          New York, New York                            10019
          ------------------                            -----



Registrant's telephone number, including area code: (212) 713-2000
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                                       -2-

Item 5.           Other Events
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Description of the Mortgage Pool

         Mortgage Asset Securitization Transactions, Inc. (the "Registrant") plans a series of certificates, entitled MASTR Asset Backed Securities Trust 2004-WMC2, Mortgage Pass- Through Certificates, Series 2004-WMC2 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of July 1, 2004, among the Registrant as depositor, HomEq Servicing Corporation as servicer (the "Servicer") and U.S. Bank National Association as trustee (the "Trustee"). The Certificates to be designated as the Series 2004-WMC2 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         UBS Securities LLC (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                           (a) Not applicable

                           (b) Not applicable

                           (c) Exhibits


         Exhibit No.                                        Description
         -----------                                        -----------
             99.1                   Computational Materials (as defined in Item 5) that have been provided by UBS Securities LLC to certain prospective purchasers of
                                    MASTR Asset Backed Securities Trust 2004-WMC2, Mortgage Pass-
                                    Through Certificates, Series 2004-WMC2.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 13, 2004


                                          MORTGAGE ASSET SECURITIZATION
                                          TRANSACTIONS, INC.


                                          By: /s/ Glenn Mcintyre
                                              -------------------------
                                          Name:   Glenn McIntyre
                                          Title:  Director


                                          By: /s/ Jeffrey Lown
                                              -------------------------
                                          Name:   Jeffrey Lown
                                          Title:  Executive Director

                                                 Index to Exhibits
                                                 -----------------


                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
        99.1           Computational Materials (as defined in Item 5) that                            P
                       have been provided by UBS Securities LLC to certain
                       prospective purchasers of MASTR Asset Backed
                       Securities Trust 2004-WMC2, Mortgage Pass-
                       Through Certificates, Series 2004-WMC2.

                                  EXHIBIT 99.1


                                 FILED BY PAPER